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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 11,1998

                           SWISHER INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

           Nevada                     0-21282                    56-1541396
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(State of other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


   6849 Fairview Road, Charlotte, North Carolina               28210
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   (Address of principal executive office)                     (Zip Code)


Registrant's telephone number including area code:    (704) 364-7707


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          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On March 11, 1998 Swisher International, Inc. (the "Company"), received the response of its former auditors, McGladrey & Pullen, LLP (the "Former Auditor") to the Company's Current Report on Form 8-K filed with the Commission on February 27, 1998 which Form 8-K announced that the Former Auditor had resigned from the Company's 1997 audit and withdrawn its opinion on the Company's 1996 financial statements. The March 11, 1998 responses of the Former Auditor, annexed hereto as Exhibits 99.1 and 99.2, are incorporated in their entirety by reference in response to this Item 4. The position of the Company on disputed issues in set forth in its February 27, 1998 Form 8-K filing, and is incorporated herein by reference.

         (b) On March 16, 1998, the Company engaged the accounting firm of Scharf Pera & Co. (the "New Auditor"), Charlotte, North Carolina as its new auditors. During the Company's two most recent fiscal years ended October 31, 1997 and during the interim period subsequent thereto until March 16, 1998, the Company had not consulted with the New Auditor with respect to the application of accounting principles to any specified transactions or the specific type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was given to the Company, other than a general discussion of proposed services and anticipated fees. The Company did not consult with the New Auditor with respect to the subject of the disagreement with the Former Auditor and the New Auditor has not provided the Company with letters in response to those from the Former Auditor and the Company attached as exhibits to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c) Exhibits

            99.1*    Letter from McGladrey & Pullen, LLP, to the
                     Commission dated March 11, 1998.

            99.2* Letter from McGladrey & Pullen, LLP, to the Company dated March 11, 1998.

            99.3* Letter from the Company to McGladrey & Pullen, LLP, dated February 27, 1998.

            99.4*    Press Release dated March 16, 1998.

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* Filed with initial 8-K or 8-K/A.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SWISHER INTERNATIONAL, INC.


Date:  April 23, 1998                       By /s/  Patrick L. Swisher
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                                               Patrick L. Swisher
                                               President and CEO

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